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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  May 2, 2001
                                  -----------
               Date of Report (Date of earliest event reported)



                Community Trust Financial Services Corporation
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)



Georgia                                 0-19030                   58-1856582
-------                                 -------                   ----------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
of incorporation)                                             Identification No.)



342 Marietta Highway, Hiram, Georgia                                    30141
------------------------------------                                  ---------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (678) 363-3828
                                                    --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
---------------------

On May 2, 2001, the board of directors of Community Trust Financial Services Corporation declared a cash dividend of four cents per share to shareholders of record as of May 16, 2001, payable on May 30, 2001.


Item 7.  Exhibits
-----------------
99.1 Form of Press Release, dated May 2, 2001. See Exhibit Index on page 3 hereof.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Community Trust Financial Services Corporation



May 2, 2001                           /s/ Angel Byrd
-----------                           ------------------------------------------
Date                                  By: Angel Byrd

                                      Title: Controller
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                                 EXHIBIT INDEX


Exhibit No.       Description                              Page No.
-----------       -----------                              --------
99.1              Form of Press Release,                   4
                  Dated May 2, 2001